Exhibit 99.1
                                                                  ------------

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                     FOR THE PERIOD ENDING NOVEMBER 25, 2000

                       Debtor Name: Weiner's Stores, Inc.
                             Case No. 00-3955 (PJW)

As debtor in possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

         __X__    Income Statement
         __X__    Balance Sheet
         __X__    Statement of Cash Flows
         __X__    Statement of Cash Receipts and Disbursements
         __X__    Statement of Operations and Taxes

         and that they have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the debtor's financial activity for the period stated.

2) That the insurance as described in Section 3 of the operating Guidelines and Reporting Requirements for Chapter 11 Cases is in effect.


3) That all postpetition taxes as described in Section 4 of the Operating Guidelines and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

5) No assets have been sold or transferred outside the normal course of business other than asset sales or transfers approved by the Bankruptcy Court.

6) No funds have been disbursed from any account other than accounts approved by the United States Trustee Operating Requirements or the Bankruptcy Court.

7)       All postpetition tax returns have been filed on a timely basis.

The attached monthly report was prepared by Weiner's Stores, Inc. under my direction and supervision. Weiner's Stores, Inc. verifies that to the best of its knowledge the information provided herein is true and correct.

Date: December 21, 2000           /s/ Michael S. Marcus
      -----------------           ---------------------
                                  Debtor-In-Possession


                            VP & Chief Financial Officer      713 688 1331
                            ----------------------------    ----------------
                                          Title               Phone Number

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
           FOR THE MONTH AND YEARS ENDED OCTOBER 2000 AND OCTOBER 1999
                                   (Unaudited)

                                 (in thousands)

                                                                MONTH                            YEAR TO DATE
                                                 ------------------------------------     ---------------------------
                                                    October 00         October 99           YTD 2000      YTD 1999
                                                      Actual             Actual              Actual        Actual
                                                 ------------------ -----------------     ------------- -------------
Number of Stores                                        97                136                  97           136

Revenues                                                   $14,436           $17,119          $194,063      $207,993

GROSS MARGIN                                                 5,592             6,262            65,718        69,571
        GROSS MARGIN PERCENT                                 38.7%             36.6%             33.9%         33.4%

OPERATING EXPENSES                                           6,071             6,845            68,892        65,771
                                                 ------------------ -----------------     ------------- -------------
EBITDA                                                        (479)             (583)           (3,174)        3,800
DEPRECIATION & AMORTIZATION                                    357               341             3,392         2,933
                                                 ------------------ -----------------     ------------- -------------
INCOME FROM OPERATIONS                                        (836)             (924)           (6,566)          867
INTEREST EXPENSE                                               264                80             1,647           809
STORE CLOSING COSTS                                          8,851                 -             8,851             -
REORGANIZATION EXPENSE                                      10,955                 -            10,955             -
                                                 ------------------ -----------------     ------------- -------------
INCOME BEFORE CUMULATIVE EFFECT ADJUSTMENT                ($20,906)          ($1,004)         ($28,019)          $58
                                                 ------------------ -----------------     ------------- -------------
CUMULATIVE EFFECT ADJUSTMENT, NET OF TAX                        $0                $0              $294            $0
                                                 ------------------ -----------------     ------------- -------------
NET INCOME/(LOSS)                                         ($20,906)          ($1,004)          (28,313)          $58
                                                 ================== =================     ============= =============


                              WEINER'S STORES, INC.
                                 BALANCE SHEETS
                          OCTOBER 2000 AND OCTOBER 1999
                                   (Unaudited)

                                 (in thousands)

                                                      OCTOBER 2000      JANUARY 2000    OCTOBER 1999
                                                         ACTUAL            ACTUAL          ACTUAL
                                                      -------------     -------------   -------------
           ASSETS
              CURRENT ASSETS
                  Cash and Cash Equivalents                 $5,355            $3,336          $4,896
                  Merchandise Inventories, net              43,923            57,293          57,574
                  Other Current Assets                      19,342             4,387           6,711
                                                      -------------     -------------   -------------
                      TOTAL CURRENT ASSETS                  68,620            65,016          69,181

              NET PP & E                                    19,833            21,046          19,877
              EXCESS REORGANIZATION VALUE, NET                   -             3,612           3,684
                                                      -------------     -------------   -------------

           TOTAL ASSETS                                    $88,453           $89,674         $92,742
                                                      =============     =============   =============


           LIABILITIES AND EQUITY
              CURRENT LIABILITIES
                  Accounts Payable                          $3,581           $21,592         $17,900
                  Pre-petition working capital facility     12,773                 -               -
                  Accrued Expense/Other                     14,287             7,841           9,410
                                                      -------------     -------------   -------------
                      TOTAL CURRENT LIABILITIES             30,641            29,433          27,310

              LONG TERM DEBT                                     -            10,000          12,000
              DEBTOR-IN-POSSESSION CREDIT FACILITY           6,610                 -               -
              DEFERRED TAXES & OTHER LIABILITIES               397               397             397
              LIABILITIES SUBJECT TO SETTLEMENT             29,274                 -               -

              STOCKHOLDER'S EQUITY                          21,531            49,844          53,035
                                                      -------------     -------------   -------------

           TOTAL LIABILITIES & EQUITY                      $88,453           $89,674         $92,742
                                                      =============     =============   =============




           Certain prior year balances have been reclassified to conform to current year presentation.

                              WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
               FOR THE MONTHS ENDED OCTOBER 2000 AND OCTOBER 1999
                                   (UNAUDITED)

                                 (in thousands)

                                                               OCTOBER                      OCTOBER
                                                                 2000                         1999
                                                           -----------------            -----------------
Cash Flows From Operating Activities:
   Net income                                                     $ (28,313)                        $ 58

   Noncash adjustments to net income:
      Depreciation and amortization                                   3,392                        2,934
      Loss on disposition of assets                                   3,358                            3
      Write-off Excess Reorgan.                                       3,397                            0
      Change in non-cash reserves                                      (655)                        (506)
      Net change in current assets and liabilities                   16,779                       (8,865)
                                                           -----------------            -----------------
                           Total adjustments                         26,271                       (6,434)

                Net cash (used in) provided by
                  operating activities                               (2,042)                      (6,376)
                                                           -----------------            -----------------

Cash Flows From Investing Activities:
   Capital expenditures                                              (5,322)                      (3,904)
   Proceeds on disposition of assets                                      0                            0
                                                           -----------------            -----------------

Net cash used in investing activities                                (5,322)                      (3,904)
                                                           -----------------            -----------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                 6,610                            0
   Proceeds from Pre-Petition working Capital Facility                2,773                        8,000
                                                           -----------------            -----------------

Net cash provided by (used in) financing activities                   9,383                        8,000
                                                           -----------------            -----------------

Net (Decrease) Increase In Cash                                       2,019                       (2,280)

Cash, beginning of year                                               3,336                        7,176
                                                           -----------------            -----------------
Cash, end of year                                                   $ 5,355                      $ 4,896
                                                           =================            =================

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
          FOR THE MONTH AND YEARS ENDED NOVEMBER 2000 AND NOVEMBER 1999
                                   (Unaudited)

                                 (in thousands)

                                                              MONTH                             YEAR TO DATE
                                               --------------------------------------    --------------------------
                                                  November 00        November 99          YTD 2000      YTD 1999
                                                    Actual              Actual             Actual        Actual
                                               ------------------ -------------------    ------------  ------------
Number of Stores                                      97                 136                 97            136
Revenues                                                 $12,823             $20,077        $206,885      $228,070
GROSS MARGIN                                               4,425               6,170          70,143        75,741
        GROSS MARGIN PERCENT                               34.5%               30.7%           33.9%         33.2%
OPERATING EXPENSES                                         5,607               6,905          74,497        72,675
                                               ------------------ -------------------    ------------  ------------
EBITDA                                                    (1,182)               (735)         (4,354)        3,066
DEPRECIATION & AMORTIZATION                                  330                 340           3,722         3,273
                                               ------------------ -------------------    ------------  ------------
INCOME FROM OPERATIONS                                    (1,512)             (1,075)         (8,076)         (207)
INTEREST EXPENSE                                             182                 101           1,830           910
STORE CLOSING COSTS                                            -                   -           8,851             -
REORGANIZATION EXPENSE                                       415                   -          11,370             -
                                               ------------------ -------------------    ------------  ------------
INCOME BEFORE CUMULATIVE EFFECT ADJUSTMENT               ($2,109)            ($1,176)       ($30,127)      ($1,117)
                                               ------------------ -------------------    ------------  ------------
CUMULATIVE EFFECT ADJUSTMENT, NET OF TAX                      $0                  $0            $294            $0
                                               ------------------ -------------------    ------------  ------------
NET INCOME/(LOSS)                                        ($2,109)            ($1,176)        (30,421)      ($1,117)
                                               ================== ===================    ============  ============
MODIFIED EBIDTA (PER CIT AGREEMENT)                      ($1,597)              ($735)         (7,250)       $3,066
                                               ================== ===================    ============  ============


                              WEINER'S STORES, INC.
                                 BALANCE SHEETS
                         NOVEMBER 2000 AND NOVEMBER 1999

                                 (in thousands)

                                                        (Unaudited)                             (Unaudited)
                                                       NOVEMBER 2000        JANUARY 2000       NOVEMBER 1999
                                                          ACTUAL               ACTUAL             ACTUAL
                                                      ----------------     ----------------   ----------------
           ASSETS
              CURRENT ASSETS
                  Cash and Cash Equivalents                    $5,730               $3,336             $6,183
                  Merchandise Inventories, net                 48,784               57,293             62,934
                  Other Current Assets                          6,583                4,387              8,556
                                                      ----------------     ----------------   ----------------
                      TOTAL CURRENT ASSETS                     61,097               65,016             77,673

              NET PP & E                                       19,661               21,046             19,672
              EXCESS REORGANIZATION VALUE, NET                      -                3,612              3,662
                                                      ----------------     ----------------   ----------------

           TOTAL ASSETS                                       $80,758              $89,674           $101,007
                                                      ================     ================   ================


           LIABILITIES AND EQUITY
              CURRENT LIABILITIES
                  Accounts Payable                             $7,323              $21,592            $21,663
                  Pre-petition working capital facility             -                    -                  -
                  Accrued Expense/Other                         9,859                7,841             10,088
                                                      ----------------     ----------------   ----------------
                      TOTAL CURRENT LIABILITIES                17,182               29,433             31,751

              LONG TERM DEBT                                        -               10,000             17,000
              DEBTOR-IN-POSSESSION CREDIT FACILITY             18,999                    -                  -
              DEFERRED TAXES & OTHER LIABILITIES                  397                  397                397
              LIABILITIES SUBJECT TO SETTLEMENT                24,758                    -                  -

              STOCKHOLDER'S EQUITY                             19,422               49,844             51,859
                                                      ----------------     ----------------   ----------------

           TOTAL LIABILITIES & EQUITY                         $80,758              $89,674           $101,007
                                                      ================     ================   ================



           Certain prior year balances have been reclassified to conform to current year presentation.

                              WEINER'S STORES, INC.
                             STATEMENT OF CASH FLOWS
              FOR THE MONTHS ENDED NOVEMBER 2000 AND NOVEMBER 1999
                                   (UNAUDITED)

                                 (in thousands)

                                                                NOVEMBER                       NOVEMBER
                                                                  2000                           1999
                                                           -------------------            -------------------
Cash Flows From Operating Activities:
   Net income                                                       $ (30,421)                      $ (1,117)

   Noncash adjustments to net income:
      Depreciation and amortization                                     3,722                          3,274
      Loss on disposition of assets                                     3,358                              3
      Write-off Excess Reorgan.                                         3,397                              0
      Change in non-cash reserves                                        (619)                           (85)
      Net change in current assets and liabilities                     19,439                        (12,051)
                                                           -------------------            -------------------
                           Total adjustments                           29,297                         (8,859)

                Net cash (used in) provided by operating
                  activities                                           (1,124)                        (9,976)
                                                           -------------------            -------------------

Cash Flows From Investing Activities:
   Capital expenditures                                                (5,481)                        (4,017)
   Proceeds on disposition of assets                                        0                              0
                                                           -------------------            -------------------

Net cash used in investing activities                                  (5,481)                        (4,017)
                                                           -------------------            -------------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                   8,999                              0
   Proceeds from Pre-Petition working Capital Facility                      0                         13,000
                                                           -------------------            -------------------

Net cash provided by (used in) financing activities                     8,999                         13,000
                                                           -------------------            -------------------

Net (Decrease) Increase In Cash                                         2,394                           (993)

Cash, beginning of year                                                 3,336                          7,176
                                                           -------------------            -------------------
Cash, end of year                                                     $ 5,730                        $ 6,183
                                                           ===================            ===================